                                                                                                       News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Sandra K. Vollman
                Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                            U.S. CAN ANNOUNCES OFFERING OF $125 MILLION SECOND PRIORITY
                         SENIOR SECURED NOTES DUE 2010 AND AMENDMENTS TO CREDIT FACILITIES

Lombard, IL, July 10, 2003 - U.S. Can Corporation  announced today that its wholly owned subsidiary,  United States
Can Company  (the  "Company")  intends to offer $125  million of new second  priority  senior  secured  notes.  The proceeds of the offering will fund a partial paydown of outstanding  borrowings  under the Company's senior secured credit facility and increase  availability  under the revolving  credit portion of the facility for working capital and general  corporate  purposes.  The second  priority  senior  secured notes to be offered will be secured,  on a second  priority  basis,  by all of the  collateral  that  currently  secures the Company's  senior  secured credit facility.  The  offering  of the second  priority  senior  secured  notes is subject to market and other  customary conditions.

The second  priority  senior  secured  notes will be offered in the United  States only to qualified  institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the  "Securities  Act"), and outside the
United States  pursuant to Regulation S under the  Securities  Act. The second  priority  senior secured notes will not be registered  under the Securities Act or any state  securities  laws and therefore may not be offered or sold in the United States absent  registration  or an applicable  exemption from the  registration  requirements  of the
Securities  Act and any applicable  state  securities  laws.  This  announcement  is neither an offer to sell nor a solicitation of an offer to buy the second priority senior secured notes.

U.S. Can Corporation  also announced today that the Company has obtained  consent from the lenders under its senior secured credit facility,  subject to definitive  documentation,  to amend such facility, which, among other things, will  permit  the  offering  of the  second  priority  senior  secured  notes  and will  adjust  certain  financial covenants.  These  amendments also will permit,  from time to time and subject to certain  conditions,  the Company to make  borrowings  under its revolving  credit  facility for  repurchases of a portion of its outstanding 12 3/8%
senior  subordinated notes in open market or privately  negotiated  purchases.  In addition,  these amendments will provide for  alternative  terms,  including with respect to financial  covenants and interest  rates,  in the event that the  Company  does not  complete  the  offering  of the  second  priority  senior  secured  notes or a similar transaction.

In addition,  U.S. Can  Corporation  announced today that its German  subsidiary,  May  Verpackungen,  has obtained extensions  of the  maturity  dates of its  credit  facilities  to August  30,  2003 to enable it to  complete  the refinancing of its current bank borrowings.

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include our substantial debt and ability to generate  sufficient cash flow to service  this  debt;  the  timing  and  cost of  plant  closures;  the  level of cost  reduction  achieved  through restructuring;  the success of new  technology;  the timing of, and  synergies  achieved  through,  integration  of acquisitions;  changes in market  conditions or product  demand;  loss of important  customers or volume;  downward product  price  movements;  changes in raw material  costs and currency  fluctuations.  In light of these and other risks and uncertainties,  the inclusion of a forward-looking  statement in this release should not be regarded as a representation that any future results, performance or achievements will be attained.

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                                              http://www.uscanco.com